UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010 (December 20, 2010)

GREIF, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

Retirement of Donald S. Huml as Executive Vice President and Chief Financial Officer

Donald S. Huml is retiring from his position as executive vice president and chief financial officer of Greif, Inc. (the “Company”), effective as of December 31, 2010. Mr. Huml will fully retire from the Company following a brief transition period.

Item 5.02(c)

Appointment of Robert M. McNutt as Senior Vice President and Chief Financial Officer

On December 20, 2010, the Company issued a press release announcing that Robert M. McNutt has been appointed as senior vice president and chief financial officer of the Company, effective as of January 1, 2011. Mr. McNutt replaces Donald S. Huml.

Mr. McNutt, 50, has served as the senior vice president and chief financial officer of Boise, Inc., a manufacturer of paper packaging products and papers, since February 2008. Mr. McNutt joined Boise, Inc. in connection with its acquisition of the paper, packaging and newsprint, and transportation businesses operated by Boise Cascade. Mr. McNutt served as the vice president of Investor Relations and Public Policy at Boise Cascade from June 2005 until he joined Boise, Inc.

In connection with his employment, Mr. McNutt received a restricted stock award of thirty thousand shares of Class A Common Stock of the Company, seven thousand five hundred of which vest on January 1, 2011 with the remainder vesting over a three-year period commencing on January 1, 2012 and ending January 1, 2014. In addition, Mr. McNutt will participate in the Company’s Amended and Restated Long-Term Incentive Plan, Performance-Based Incentive Compensation Plan and supplemental executive retirement plan.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 20, 2010, announcing that Robert M. McNutt has been appointed as senior vice president and chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: December 21, 2010	By	/s/ Donald S. Huml

Donald S. Huml, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 20, 2010, announcing that Robert M. McNutt has been appointed as senior vice president and chief financial officer.